                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 1, 1999

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement dated as of December 1, 1999 providing for, inter alia, the issuance of Mortgage-Backed Pass-Through Certificates, Series 1999-WM2)

                   Credit Suisse First Boston Mortgage Securities Corp.
                  -----------------------------------------------------
                  (Exact name of registrant as specified in its charter)

             DELAWARE                 333-53115                  13-3320910
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission)            (I.R.S. employer
      of incorporation)              file number)            identification no.)

       11 Madison Avenue, 5th Floor New York, New York       10010
       -----------------------------------------------------------
       (Address of principal executive offices)            (Zip code)

        Registrant's telephone number, including area code (212) 325-2000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                  Sequentially
Exhibit                                                             Numbered
Number                                                            Exhibit Page
------                                                            ------------

10.1 Pooling and Servicing Agreement, dated as of December 1, 1999 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Washington Mutual Bank, F.A., as seller and servicer, and Bank One, National Association, as trustee.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      CREDIT SUISSE FIRST BOSTON
                                                      MORTGAGE SECURITIES CORP.

                                                      By:_______________________
                                                         Name:  Kari Skilbred
                                                         Title: Vice President

Dated:  December 23, 1999